UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2007

Storm Cat Energy Corporation
 (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32628	06-1762942
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1125 17th Street, Suite 2310, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 991-5070

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K for Storm Cat Energy Corporation (“Storm Cat”), filed with the Securities and Exchange Commission (the “Commission”) on January 25, 2007, Storm Cat entered into a Series B Note Purchase Agreement (the “Series B Purchase Agreement”) for a private placement of Series B Subordinated Convertible Notes due March 31, 2012 (the “Series B Notes”) with a group of accredited investors (the “Series B Private Placement”).  Under the Series B Purchase Agreement, Storm Cat agreed to sell and issue Series B Notes in a total aggregate amount of $31,660,000.

On March 29, 2007, Storm Cat issued a news release announcing that Storm Cat received shareholder approval for the private placement of the Series B Notes and the issuance of the Common Shares underlying the Series B Notes, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this report by reference.  Storm Cat closed the transaction contemplated by the Series B Purchase Agreement and issued the Series B Notes on March 30, 2007 and issued a news release announcing such closing on April 3, 2007, a copy of which is attached hereto as Exhibit 99.2 and incorporated into this report by reference.

 The Series B Notes will mature on March 31, 2012, unless earlier converted, redeemed or repurchased.  The Series B Notes bear interest at a rate of 9 1/4% per annum, commencing on March 30, 2007.  Interest on the Series B Notes is payable quarterly in arrears on March 31, June 30, September 30 and December 15 of each year, beginning on June 30, 2007.  The Series B Notes will be convertible into Storm Cat’s Common Shares at a price of $1.17 per share, as may be adjusted in accordance with the terms of the Series B Notes, and Storm Cat may force the conversion of the Series B Notes at any time after 18 months from the closing date Storm Cat’s Common Shares trade above $2.05, as may be adjusted, for 20 days within a period of 30 consecutive trading days.

The foregoing is qualified in its entirety by reference to the form of Series B Note, which was filed as Exhibit 4.9 to Storm Cat’s Registration Statement on Form S-1 filed with the Commission on March 1, 2007 (File No. 333-141002) and incorporated into this report by reference.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02               Unregistered Sales of Equity Securities.

Pursuant to the Series B Purchase Agreement disclosed in Item 1.01 above, Storm Cat issued and sold $31,660,000 in principal amount of the Series B Notes on March 30, 2007.  The net proceeds to Storm Cat after deducting the placement agent’s fees and estimated offering expenses are estimated to be approximately $29,700,500.

The issuance of the Series B Notes were made in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) and Regulation D, as promulgated by the Commission under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1

Form of Series B Subordinated Convertible Note due March 31, 2012, issued by Storm Cat Energy Corporation to each investor in the Series B Private Placement (incorporated by reference to Exhibit 4.9 to Storm Cat’s Registration Statement on Form S-1 filed with the Commission on March 1, 2007 (File No. 333-141002))

99.1	News Release, issued March 29, 2007*

99.2	News Release, issued April 3, 2007*

*       Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORM CAT ENERGY CORPORATION

Date: April 5, 2007	By:	/s/ Paul Wiesner
	Name:	Paul Wiesner
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1

Form of Series B Subordinated Convertible Note due March 31, 2012, issued by Storm Cat Energy Corporation to each investor in the Series B Private Placement (incorporated by reference to Exhibit 4.9 to Storm Cat’s Registration Statement on Form S-1 filed with the Commission on March 1, 2007 (File No. 333-141002))

99.1	News Release, issued March 29, 2007*

99.2	News Release, issued April 3, 2007*

*       Filed herewith